Income taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income taxes
Note 26: Income taxes

The Bank is incorporated in Bermuda, and pursuant to Bermuda law is not taxed on either income or capital gains. The Bank’s subsidiaries in the Cayman Islands and The Bahamas are not subject to any taxes in their respective jurisdictions on either income or capital gains under current law applicable in the respective jurisdictions. The Bank’s subsidiaries in Canada, the United Kingdom, Guernsey, Jersey, Switzerland, Singapore and Mauritius are subject to the tax laws of those jurisdictions.

For the years ended December 31, 2019, 2018, and 2017, the Bank did not record any unrecognized tax benefits or expenses and has no uncertain tax positions as at December 31, 2019, 2018, and 2017.

The Bank records income taxes based on the enacted tax laws and rates applicable in the relevant jurisdictions for the years ended December 31, 2019, 2018, and 2017. For the years ended December 31, 2019, 2018, and 2017, the Bank did not incur any interest or pay any penalties.

	Year ended
Income taxes in consolidated statements of operations	December 31, 2019	December 31, 2018	December 31, 2017
Current tax expense	1,860	721	856
Deferred tax (recovery) expense	(3,231)	563	231
Total tax (benefit) expense	(1,371)	1,284	1,087

Reconciliation between the Effective Income Tax Rate and the Statutory Income Tax Rate

	Year ended
	December 31, 2019		December 31, 2018		December 31, 2017
	$	%	$	%	$	%
Income tax expense in international offices taxed at different rates	695	0.4%	876	0.4%	232	0.2%
Prior year tax adjustments	160	0.1%	(79)	—%	(55)	—%
Change in valuation allowance	(2,429)	(1.4)%	432	0.2%	597	0.4%
Other - net	203	0.1%	55	—%	313	0.2%
Income tax (benefit) expense at effective tax rate	(1,371)	(0.8)%	1,284	0.7%	1,087	0.7%

Deferred income taxes	December 31, 2019	December 31, 2018
Deferred income tax asset
Tax loss carried forward	8,427	6,261
Pension liability	968	789
Fixed assets	(691)	(746)
Allowance for compensated absence	15	14
Deferred income tax asset before valuation allowance	8,719	6,318
Less: valuation allowance	(4,839)	(5,955)
Net deferred income tax assets	3,880	363

Deferred income tax liability
Other	(14)	(5)
Net deferred income tax assets	3,866	358

Management assesses the available positive and negative evidence to evaluate if sufficient future taxable income will be generated to use the existing deferred tax assets. On the basis of this evaluation, as at December 31, 2019, a valuation allowance of $4.8 million (December 31, 2018: $6.0 million) has been recognized to record only the portion of the deferred tax asset that more likely than not will be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carry-forward period change, or if there are changes in the available positive and negative evidence.

The Bank has net taxable loss carry forwards related to the Bank’s international operations of approximately $48.1 million (December 31, 2018: $34.4 million). Of these losses available to carry forward, $45.6 million (December 31, 2018: $34.4 million) have an indefinite life.